CONTENTS

FUNDS AT A GLANCE
Brief description of each Fund ............................................    1
EXPENSE INFORMATION
Each Fund's annual operating expenses .....................................    3
Financial Highlights-a summary of financial data ..........................    4
THE FUNDS IN DETAIL
The Funds' Investment Objectives and Policies .............................    8
General Portfolio Policies ................................................   13
Additional Risk Factors ...................................................   14
SHAREHOLDER'S MANUAL
Types of Account Ownership ................................................   16

How to Open Your Janus Account ............................................   17

Minimum Investment Policies ...............................................   17
How to Purchase Shares ....................................................   17
How to Exchange Shares ....................................................   18
How to Redeem Shares ......................................................   18
  SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JETS(R) ...................................................................   20
Transactions Through Processing Organizations .............................   20
Taxpayer Identification Number ............................................   20
Share Certificates ........................................................   20
Involuntary Redemptions ...................................................   20
Telephone Transactions ....................................................   20
Making Changes to Your Account ............................................   20
Statements and Reports ....................................................   20
MANAGEMENT OF THE FUNDS
Investment Adviser and Investment Personnel ...............................   21
Management Expenses .......................................................   22
Portfolio Transactions ....................................................   22
Other Service Providers ...................................................   22
Other Information .........................................................   23
DISTRIBUTIONS AND TAXES
Distributions .............................................................   24
Taxes .....................................................................   25
PERFORMANCE TERMS
An Explanation of Performance Terms .......................................   25
APPENDIX A
Glossary of Investment Terms ..............................................   26
APPENDIX B
Explanation of Rating Categories ..........................................   29


                                     [LOGO]
                             JANUS INVESTMENT FUND

                              100 Fillmore Street
                             Denver, CO 80206-4923
                                 (800) 525-3713

                               February 18, 1996



A FAMILY OF NO-LOAD MUTUAL FUNDS

All Janus Funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 16.

This Prospectus describes 12 mutual funds with a variety of investment objectives, including growth of capital, current income and a combination of growth and income (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 25 years and currently manages more than $30 billion in assets.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 18, 1996, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


                                                 JANUS FUNDS COMBINED PROSPECTUS

FUNDS AT A GLANCE

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 8 and complete information on how to purchase, redeem and exchange shares begins on pages 17-18.

GROWTH FUNDS

JANUS FUND

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

Fund Inception: February 1970

Fund Manager: James P. Craig, III

JANUS TWENTY FUND

Fund Focus: A nondiversified fund that seeks long-term growth of capital by normally concentrating its investments in a core position of 20-30 common stocks.

Fund Inception: April 1985

Fund Manager: Thomas F. Marsico

JANUS ENTERPRISE FUND

Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

Fund Inception: September 1992

Fund Manager: James P. Goff

JANUS MERCURY FUND

Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.

Fund Inception: May 1993

Fund Manager: Warren B. Lammert

JANUS WORLDWIDE FUND

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic companies.

Fund Inception: May 1991

Fund Manager: Helen Young Hayes

JANUS OVERSEAS FUND

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

Fund Inception: May 1994

Fund Manager: Helen Young Hayes



COMBINATION FUNDS

JANUS GROWTH AND INCOME FUND

Fund Focus: A diversified fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund invests at least 25% of its assets in securities selected primarily for their income potential, it emphasizes equity securities selected for their growth potential.

Fund Inception: May 1991

Fund Manager: Thomas F. Marsico

JANUS BALANCED FUND

Fund Focus: A diversified fund that seeks long-term growth of capital, balanced by current income. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Fund Inception: September 1992

Fund Manager: Blaine P. Rollins

FIXED-INCOME FUNDS

JANUS FLEXIBLE INCOME FUND

Fund Focus: A diversified fund that seeks to maximize total return from a combination of income and capital appreciation by investing in income-producing securities. This Fund may have substantial holdings of lower rated debt securities or "junk" bonds.

Fund Inception: July 1987

Fund Manager: Ronald V. Speaker

JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND

Fund Focus: A diversified fund that seeks a high level of income while minimizing credit risk by investing primarily in obligations of the U.S. government and its agencies. Its average-weighted maturity is normally greater than three years and less than ten years.

Fund Inception: July 1991

Fund Manager: Sandy R. Rufenacht

JANUS SHORT-TERM BOND FUND

Fund Focus: A diversified fund that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.

Fund Inception: September 1992

Fund Manager: Sandy R. Rufenacht

JANUS FEDERAL TAX-EXEMPT FUND

Fund Focus: A diversified fund that seeks a high level of current income exempt from federal income tax by normally investing at least 80% of its assets in municipal obligations.

Fund Inception: May 1993

Fund Manager: Darrell W. Watters


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

JANUS SPECTRUM

The spectrum below shows Janus Capital's assessment of the potential overall risk of the Janus Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. The spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Funds intend to invest, the degree of diversification intended and/or permitted, and the sizes of the Funds and, in addition, was significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Funds may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on pages 14-15. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A FUND AND RELATIVE POSITIONS OF FUNDS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.

[SPECTRUM CHART]


The spectrum illustrates the potential overall risk of the Janus funds relative to one another. The funds' risk ranges from conservative to aggressive. The Growth Funds are illustrated as follows: Janus Fund is shown as moderate; Janus Twenty Fund is shown as aggressive; Janus Enterprise Fund is shown as aggressive; Janus Mercury Fund is shown as moderate-aggressive; Janus Worldwide Fund is shown as moderate-aggressive (but less aggressive than Janus Mercury
Fund); Janus Venture Fund, which is closed to new investors and offered by a separate prospectus and Janus Overseas Fund are shown as moderate-aggressive (but more aggressive than Janus Worldwide Fund); and Janus Olympus Fund, which commenced operations December 29, 1995 and is offered by a separate prospectus, is shown as aggressive. The Combination Funds are illustrated as follows: Janus Growth and Income Fund is shown as moderate-aggressive and Janus Balanced Fund is shown as mostly moderate. The Fixed-Income Funds are illustrated as follows:
Janus High-Yield Fund, which commenced operations December 29, 1995 and is offered by a separate prospectus, is shown as mostly moderate (but more aggressive than Janus Balanced Fund); Janus Flexible-Income Fund is shown as conservative-moderate; Janus Federal Tax-Exempt Fund is shown as conservative-moderate (but more conservative than Janus Flexible Income Fund); Janus Intermediate Government Securities Fund is shown as conservative-moderate (but more conservative than Janus Federal Tax-Exempt Fund); and Janus Intermediate Government Securities Fund is shown as conservative-moderate (but more conservative than Janus Federal Tax-Exempt Fund); and Janus Short-Term Bond Fund is shown as conservative.



JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

Maximum  sales load  imposed on  purchases                       None
Maximum  sales load imposed on reinvested  dividends             None
Deferred sales charges on redemptions                            None
Redemption fee*                                                  None
Exchange fee**                                                   None

* There is an $8 service fee for redemptions by wire.
** You may be charged a $5 transaction fee for excessive exchanges. See "How to Exchange Shares" on page 18.
--------------------------------------------------------------------------------

WHY DO EXPENSES VARY ACROSS THE FUNDS? EXPENSES VARY FOR A NUMBER OF REASONS INCLUDING DIFFERENCES IN MANAGEMENT FEES, AVERAGE SHAREHOLDER ACCOUNT SIZE, THE FREQUENCY OF DIVIDEND PAYMENTS, AND THE EXTENT OF FOREIGN INVESTMENTS WHICH ENTAIL GREATER TRANSACTION COSTS.

ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                       Management Fee    Other Expenses   Total Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------
Janus Fund                                                  0.65%            0.22%                    0.87%
Janus Twenty Fund                                           0.67%            0.33%                    1.00%
Janus Enterprise Fund                                       0.75%            0.51%                    1.26%
Janus Mercury Fund                                          0.69%            0.45%                    1.14%
Janus Worldwide Fund                                        0.68%            0.56%                    1.24%
Janus Overseas Fund                                         0.85%            0.91%                    1.76%
Janus Growth and Income Fund                                0.74%            0.45%                    1.19%
Janus Balanced Fund                                         0.82%            0.53%                    1.35%
Janus Flexible Income Fund                                  0.62%            0.34%                    0.96%
Janus Intermediate Government Securities Fund(2)            --               0.65%                    0.65%
Janus Short-Term Bond Fund(2)                               0.08%            0.58%                    0.66%
Janus Federal Tax-Exempt Fund(2)                            --               0.70%                    0.70%
-----------------------------------------------------------------------------------------------------------------------

(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal period ended October 31, 1995. When applicable, all expenses are stated net of waivers by Janus Capital. Waivers are first applied against the management fee and then against other expenses.
(2) Net of waivers. Without such waivers, the Management Fee, Other Expenses and Total Fund Operating Expenses would have been 0.50%, 0.72% and 1.22%, respectively, for Janus Intermediate Government Securities Fund; 0.65%, 0.58% and 1.23%, respectively, for Janus Short-Term Bond Fund; and 0.60%,
     0.71% and 1.31%, respectively, for Janus Federal Tax-Exempt Fund. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees.

EXAMPLE


Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratios remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                       1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------
Janus Fund                                             $  9      $ 28      $ 48      $107
Janus Twenty Fund                                      $ 10      $ 32      $ 55      $122
Janus Enterprise Fund                                  $ 13      $ 40      $ 69      $152
Janus Mercury Fund                                     $ 11      $ 36      $ 62      $136
Janus Worldwide Fund                                   $ 13      $ 39      $ 68      $150
Janus Overseas Fund                                    $ 18      $ 55      $ 95      $207
Janus Growth and Income Fund                           $ 12      $ 38      $ 65      $144
Janus Balanced Fund                                    $ 14      $ 43      $ 74      $162
Janus Flexible Income Fund                             $ 10      $ 31      $ 53      $118
Janus Intermediate Government Securities Fund(2)       $  7      $ 21      $ 36      $ 81
Janus Short-Term Bond Fund(2)                          $  7      $ 21      $ 37      $ 82
Janus Federal Tax-Exempt Fund(2)                       $  7      $ 22      $ 39      $ 87
------------------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

FINANCIAL HIGHLIGHTS


Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements since October 1, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. The Funds' financial statements for fiscal periods prior to October 1, 1990 were audited by other independent accountants whose reports are not included in the Annual Report. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 7.


                                                                                                  Janus Fund
                                                                            1995          1994        1993      1992          1991
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                 $ 19.62       $ 20.81      $18.86    $18.27        $13.25
    Income from investment operations:
 2. Net investment income                                                   0.16          0.17        0.26      0.23          0.25
 3. Net gains or (losses) on securities (both realized and unrealized)      3.99         (0.03)       2.88      1.46          5.09
 4. Total from investment operations                                        4.15          0.14        3.14      1.69          5.34
    Less distributions:
 5. Dividends (from net investment income)                                  (.01)        (0.39)(1)   (0.29)    (0.19)        (0.31)
 6. Distributions (from capital gains)                                      (.39)        (0.94)      (0.90)    (0.91)        (0.01)
 7. Total distributions                                                     (.40)        (1.33)      (1.19)    (1.10)        (0.32)
 8. Net asset value, end of period                                       $ 23.37       $ 19.62      $20.81    $18.86        $18.27
 9. Total return                                                           21.62%         0.75%      17.41%     9.35%        40.95%
10. Net assets, end of period (in millions)                              $11,963        $9,647      $9,098    $4,989        $2,598
11. Ratio of expenses to average net assets                                 0.87%(2)      0.91%       0.92%     0.97%         0.98%
12. Ratio of net investment income to average net assets                    1.25%         1.12%       1.55%     1.54%         1.77%
13. Portfolio turnover rate                                                  118%          139%        127%      153%          132%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Janus Fund
                                                                           1990          1989         1988        1987        1986
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                 $16.36        $12.11       $12.39      $14.77      $13.42
    Income from investment operations:
 2. Net investment income                                                  0.25          0.22         0.60        0.19        0.42
 3. Net gains or (losses) on securities (both realized and unrealized)    (0.67)         4.59         1.05        0.30        2.20
 4. Total from investment operations                                      (0.42)         4.81         1.65        0.49        2.62
    Less distributions:
 5. Dividends (from net investment income)                                (0.19)        (0.56)       (0.32)      (0.38)      (0.47)
 6. Distributions (from capital gains)                                    (2.50)          --         (1.61)      (2.49)      (0.80)
 7. Total distributions                                                   (2.69)        (0.56)       (1.93)      (2.87)      (1.27)
 8. Net asset value, end of period                                       $13.25        $16.36        $12.11      $12.39      $14.77
 9. Total return                                                          (3.68%)       41.67%       15.83%       4.14%      20.66%
10. Net assets, end of period (in millions)                              $1,049        $  673        $  391      $ 387       $ 474
11. Ratio of expenses to average net assets                                1.02%         0.92%        0.98%       1.01%       1.00%
12. Ratio of net investment income to average net assets                   2.11%         1.68%        4.99%       1.55%       2.82%
13. Portfolio turnover rate                                                 307%          205%         175%        214%        254%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Distribution in excess of financial statement income of $0.02.


(2) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the expense ratio to 0.86%.


                                                                                               JANUS TWENTY FUND
                                                                           1995        1994        1993        1992(1)      1992(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                 $24.24      $25.85      $22.75        $22.17       $18.88
    Income from investment operations:
 2. Net investment income                                                   .01        0.16        0.17          0.09         0.11
 3. Net gains or (losses) on securities (both realized and unrealized)     5.94       (1.07)       3.31          0.49         3.62
 4. Total from investment operations                                       5.95       (0.91)       3.48          0.58         3.73
    Less distributions:
 5. Dividends (from net investment income)                                 (.07)      (0.25)      (0.18)         --          (0.02)
 6. Distributions (from capital gains)                                     --         (0.45)      (0.20)         --          (0.42)
 7. Total distributions                                                    (.07)      (0.70)      (0.38)         --          (0.44)
 8. Net asset value, end of period                                       $30.12      $24.24      $25.85        $22.75       $22.17
 9. Total return                                                          24.67%      (3.52%)     15.39%         2.62%       19.60%
10. Net assets, end of period (in millions)                              $2,996      $2,743      $3,749        $2,434       $2,081
11. Ratio of expenses to average net assets                                1.00%(3)    1.02%       1.05%         1.12%        1.01%
12. Ratio of net investment income to average net assets                   0.62%       0.57%       0.87%         1.27%        1.08%
13. Portfolio turnover rate                                                 147%        102%         99%           79%          83%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               JANUS TWENTY FUND
                                                                         1991(2)  1990(2)  1989(2)  1988(2)     1987(2)     1986(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                 $16.01   $13.05   $ 9.66   $13.69      $14.27      $11.57
    Income from investment operations:
 2. Net investment income                                                  0.16     0.05     0.46     0.42        0.30        0.19
 3. Net gains or (losses) on securities (both realized and unrealized)     2.90     3.35     3.73    (2.86)       0.74        3.05
 4. Total from investment operations                                       3.06     3.40     4.19    (2.44)       1.04        3.24
    Less distributions:
 5. Dividends (from net investment income)                                (0.19)   (0.02)   (0.80)   (0.41)      (0.25)      (0.23)
 6. Distributions (from capital gains)                                     --      (0.42)    --      (1.18)      (1.37)      (0.31)
 7. Total distributions                                                   (0.19)   (0.44)   (0.80)   (1.59)      (1.62)      (0.54)
 8. Net asset value, end of period                                       $18.88   $16.01   $13.05   $ 9.66      $13.69      $14.27
 9. Total return                                                          19.43%   26.36%   45.89%  (17.13%)      8.66%      29.06%
10. Net assets, end of period (in millions)                              $  556   $  175   $   20   $   13      $   19      $   10
11. Ratio of expenses to average net assets                                1.07%    1.32%    1.88%    1.70%       1.79%       2.00%
12. Ratio of net investment income to average net assets                   1.30%    1.28%    0.68%    3.35%       2.98%       3.55%
13. Portfolio turnover rate                                                 163%     228%     220%     317%        202%        152%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from June 1, 1992 to October 31, 1992.
(2)  Fiscal year ended on May 31st of each year.


(3) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the expense ratio to 0.99%.



JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

                                                                      Janus                                        Janus
                                                                   Enterprise                                     Mercury
                                                                      Fund                                         Fund
                                                1995           1994        1993      1992(1)       1995            1994     1993(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $24.43         $21.87      $17.09      $15.00     $ 14.12          $11.70     $10.00
    Income from investment operations:
 2. Net investment income (loss)                0.52          (0.06)       0.04       --           0.16            0.02      (0.01)
 3. Net gains or (losses) on securities
    (both realized and unrealized)              3.09           3.18        4.76       2.09         3.37            2.40       1.71
 4. Total from investment operations            3.61           3.12        4.80       2.09         3.53            2.42       1.70
    Less distributions:
 5. Dividends (from net investment income)     (0.52)         (0.02)      (0.02)      --          (0.16)           --         --
 6. Distributions (from capital gains)         (0.38)         (0.54)       --         --          (0.11)           --         --
 7. Total distributions                        (0.90)         (0.56)      (0.02)      --          (0.27)           --         --
 8. Net asset value, end of period            $27.14         $24.43      $21.87      $17.09     $ 17.38          $14.12     $11.70
 9. Total return                               15.46%         14.56%      28.09%     13.93%       25.53%          20.68%     17.00%
10. Net assets, end of period (in millions)   $  459         $  370      $  239      $   8      $ 1,521          $  596     $  113
11. Ratio of expenses to average net assets     1.26%(3)       1.25%       1.36%      2.50%        1.14%(3)        1.33%      1.75%
12. Ratio of net investment income
    to average net assets                       0.02%         (0.32%)      0.14%     (0.81%)       0.50%           0.25%     (0.40%)
13. Portfolio turnover rate                      194%           193%        201%        53%         201%            283%       151%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(2)  Fiscal period from May 3, 1993 (inception) to October 31, 1993.


(3) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the expense ratio to 1.23% for Janus Enterprise Fund and 1.12% for Janus Mercury Fund.




                                                                               Janus                                    Janus
                                                                            Worldwide                                 Overseas
                                                                               Fund                                     Fund
                                                1995             1994          1993        1992      1991(1)     1995        1994(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $27.00           $24.16        $18.95      $17.45      $15.00    $10.36        $10.00
    Income from investment operations:
 2. Net investment income (loss)                0.81             0.15          0.14        0.16        --        0.12         (0.02)
 3. Net gains or (losses) on securities
    (both realized and unrealized)              1.39             3.34          5.29        1.39        2.45      1.10          0.38
 4. Total from investment operations            2.20             3.49          5.43        1.55        2.45      1.22          0.36
    Less distributions:
 5. Dividends (from net investment income)     (0.54)           (0.27)        (0.22)       --          --        --            --
 6. Distributions (from capital gains)         (1.01)           (0.38)         --         (0.05)       --        --            --
 7. Total distributions                        (1.55)           (0.65)        (0.22)      (0.05)       --        --            --
 8. Net asset value, end of period            $27.65           $27.00        $24.16      $18.95      $17.45    $11.58        $10.36
 9. Total return                                8.89%           14.76%        28.79%       9.20%      16.00%    11.78%         3.60%
10. Net assets, end of period (in millions)   $1,804           $1,587        $  755      $  161      $   18    $  111        $   64
11. Ratio of expenses to average net assets     1.24%(3)         1.12%         1.32%       1.73%       2.50%     1.76%(3)      2.16%
12. Ratio of net investment income
    to average net assets                       0.99%            0.42%         0.92%       1.74%       0.02%     0.36%       (0.64%)
13. Portfolio turnover rate                      142%             158%          124%        147%         40%      188%          181%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from May 15, 1991 (inception) to October 31, 1991.
(2)  Fiscal period from May 2, 1994 (inception) to October 31, 1994.


(3) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the expense ratio to 1.23% for Janus Worldwide Fund and 1.73% for Janus Overseas Fund.



JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

                                                            Janus Growth and Income Fund
                                                1995           1994        1993        1992      1991(1)
--------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $14.69         $15.24      $12.95      $12.13      $10.00
    Income from investment operations:
 2. Net investment income                       0.11           0.19        0.14        0.17        0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)              3.43          (0.31)       2.29        0.80        2.13
 4. Total from investment operations            3.54          (0.12)       2.43        0.97        2.15
    Less distributions:
 5. Dividends (from net investment income)     (0.10)         (0.10)      (0.14)      (0.15)      (0.02)
 6. Distributions (from capital gains)          --            (0.33)       --          --          --
 7. Total distributions                        (0.10)         (0.43)      (0.14)      (0.15)      (0.02)
 8. Net asset value, end of period            $18.13         $14.69      $15.24      $12.95      $12.13
 9. Total return                               24.20%         (0.76%)     18.81%       7.98%      21.50%
10. Net assets, end of period (in millions)   $  583         $  490      $  519      $  244      $   56
11. Ratio of expenses to average net assets     1.19%(3)       1.22%       1.28%       1.52%       2.33%
12. Ratio of net investment income
    to average net assets                       1.11%          1.26%       1.13%       1.61%       0.76%
13. Portfolio turnover rate                      195%           123%        138%        120%         14%
--------------------------------------------------------------------------------------------------------


                                                             Janus Balanced Fund
                                                   1995           1994        1993      1992(2)
-----------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period         $12.17         $12.23      $10.64      $10.00
    Income from investment operations:
 2. Net investment income                          0.61           0.27        0.19        --
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 1.52          (0.09)       1.56        0.64
 4. Total from investment operations               2.13           0.18        1.75        0.64
    Less distributions:
 5. Dividends (from net investment income)        (0.58)         (0.24)      (0.16)       --
 6. Distributions (from capital gains)             --             --          --          --
 7. Total distributions                           (0.58)         (0.24)      (0.16)       --
 8. Net asset value, end of period               $13.72         $12.17      $12.23      $10.64
 9. Total return                                  18.26%          1.51%      16.54%       6.40%
10. Net assets, end of period (in millions)      $  125         $   94      $   73      $    2
11. Ratio of expenses to average net assets        1.35%(3)       1.42%       1.70%       2.50%
12. Ratio of net investment income
    to average net assets                          2.52%          2.28%       2.15%      (0.12%)
13. Portfolio turnover rate                         185%           167%        131%        130%
-----------------------------------------------------------------------------------------------


(1)  Fiscal period from May 15, 1991 (inception) to October 31, 1991.
(2)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.


(3) The Fund's expenses may be reduced through use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the expense ratio to 1.17% for Janus Growth and Income Fund and 1.32% for Janus Balanced Fund.




                                                                           Janus Flexible Income Fund
                                                1995           1994        1993         1992(1)        1991(2)       1990(2)
------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $ 8.96         $10.03      $ 9.26         $ 9.09         $ 8.01        $ 9.35
    Income from investment operations:
 2. Net investment income                       0.72           0.74        0.77           0.68           0.68          0.95
 3. Net gains or (losses) on securities
    (both realized and unrealized)              0.59          (0.86)       0.79           0.15           1.29         (1.38)
 4. Total from investment operations            1.31          (0.12)       1.56           0.83           1.97         (0.43)
    Less distributions:
 5. Dividends (from net investment income)     (0.72)         (0.72)      (0.77)         (0.66)         (0.72)        (0.91)
 6. Distributions (from capital gains)          --            (0.23)      (0.02)          --            (0.17)         --
 7. Total distributions                        (0.72)         (0.95)      (0.79)         (0.66)         (0.89)        (0.91)
 8. Net asset value, end of period            $ 9.55         $ 8.96      $10.03         $ 9.26         $ 9.09        $ 8.01
 9. Total return                               15.35%         (1.26%)     17.48%          9.43%         25.98%        (4.62%)
10. Net assets, end of period (in millions)   $  580         $  377      $  473         $  205         $   72        $   14
11. Ratio of expenses to average net assets     0.96%(5)       0.93%       1.00%(4)       1.00%(4)       1.00%(4)      1.00%(4)
12. Ratio of net investment income
    to average net assets                       7.91%          7.75%       7.96%          8.98%          9.38%        11.24%
13. Portfolio turnover rate                      250%           137%        201%           210%            88%           96%
------------------------------------------------------------------------------------------------------------------------------

                                                       Janus Flexible Income Fund
                                                  1989(2)       1988(2)       1987(3)
---------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $ 9.99        $ 9.92        $10.00
    Income from investment operations:
 2. Net investment income                           0.97          0.92          0.40
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 (0.56)         0.09         (0.07)
 4. Total from investment operations                0.41          1.01          0.33
    Less distributions:
 5. Dividends (from net investment income)         (0.97)        (0.92)         (.40)
 6. Distributions (from capital gains)             (0.08)        (0.02)         (.01)
 7. Total distributions                            (1.05)        (0.94)        (0.41)
 8. Net asset value, end of period                $ 9.35        $ 9.99        $ 9.92
 9. Total return                                    4.12%        10.70%         3.40%
10. Net assets, end of period (in millions)       $   18        $   10        $    4
11. Ratio of expenses to average net assets         1.00%(4)      1.00%(4)      1.00%(4)
12. Ratio of net investment income
    to average net assets                          10.00%         9.32%         8.52%
13. Portfolio turnover rate                           75%           76%          130%
---------------------------------------------------------------------------------------

(1)  Fiscal period from January 1, 1992 to October 31, 1992.
(2)  Fiscal year ended on December 31st of each year.
(3)  Fiscal period from July 2, 1987 (inception) to December 31, 1987.


(4) The ratio of expenses to average net assets was 1.01% in 1993, 1.21% in 1992 and 1.74% in 1991 before waiver of certain Fund expenses. The ratio was 2% in prior years.
(5) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which had a de minimis effect on the expense ratio (less than 0.01%).



JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

                                                                           Janus
                                                                 Intermediate Government
                                                                     Securities Fund
                                                1995             1994           1993           1992(1)        1991(2)
-----------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $ 4.81           $ 5.16         $ 5.36           $ 5.35         $ 5.00
    Income from investment operations:
 2. Net investment income                       0.30             0.25           0.22             0.22           0.13
 3. Net gains or (losses) on securities
    (both realized and unrealized)              0.17            (0.35)         (0.09)            0.01           0.35
 4. Total from investment operations            0.47            (0.10)          0.13             0.23           0.48
    Less distributions:
 5. Dividends (from net investment income)     (0.30)           (0.25)         (0.22)           (0.22)         (0.13)
 6. Distributions (from capital gains)          --               --            (0.11)            --             --
 7. Total distributions                        (0.30)           (0.25)         (0.33)           (0.22)         (0.13)
 8. Net asset value, end of period            $ 4.98           $ 4.81         $ 5.16           $ 5.36         $ 5.35
 9. Total return                               10.19%           (1.89%)         2.68%            4.48%          9.74%
10. Net assets, end of period (in millions)   $   38           $   37         $   65           $   70         $   15
11. Ratio of expenses to average net assets     0.65%(5,9)       0.65%(5)       0.91%(5,8)       1.00%(5)       1.00%(5)
12. Ratio of net investment income
    to average net assets                       6.24%            4.97%          4.27%            4.95%          5.93%
13. Portfolio turnover rate                      252%             304%           371%             270%             0%
-----------------------------------------------------------------------------------------------------------------------

                                                                        Janus
                                                                      Short-Term
                                                                      Bond Fund
                                                   1995             1994           1993           1992(3)
----------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period         $ 2.87           $ 3.02         $ 2.98           $3.00
    Income from investment operations:
 2. Net investment income                          0.18             0.18           0.14            0.01
 3. Net gains or (losses) on securities
    (both realized and unrealized)                (0.03)           (0.15)          0.04           (0.02)
 4. Total from investment operations               0.15             0.03           0.18           (0.01)
    Less distributions:
 5. Dividends (from net investment income)        (0.18)           (0.17)         (0.14)          (0.01)
 6. Distributions (from capital gains)             --              (0.01)          --              --
 7. Total distributions                           (0.18)           (0.18)         (0.14)          (0.01)
 8. Net asset value, end of period               $ 2.84           $ 2.87         $ 3.02           $2.98
 9. Total return                                   5.55%            1.26%          6.17%          (0.19%)
10. Net assets, end of period (in millions)      $   46           $   54         $   76           $   3
11. Ratio of expenses to average net assets        0.66%(6,9)       0.65%(6)       0.83%(6,8)      1.00%(6)
12. Ratio of net investment income
    to average net assets                          6.67%            6.08%          4.86%           3.22%
13. Portfolio turnover rate                         337%             346%           372%              7%
----------------------------------------------------------------------------------------------------------

                                                                    Janus
                                                                Federal Tax-
                                                                Exempt Fund
                                                    1995             1994         1993(4)
--------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $ 6.45           $ 7.30         $ 7.00
    Income from investment operations:
 2. Net investment income                           0.36             0.36           0.14
 3. Net gains or (losses) on securities
    (both realized and unrealized)                  0.43            (0.83)          0.30
 4. Total from investment operations                0.79            (0.47)          0.44
    Less distributions:
 5. Dividends (from net investment income)         (0.36)           (0.36)         (0.14)
 6. Distributions (from capital gains)              --              (0.02)          --
 7. Total distributions                            (0.36)           (0.38)         (0.14)
 8. Net asset value, end of period                $ 6.88           $ 6.45         $ 7.30
 9. Total return                                   12.60%           (6.62%)         6.33%
10. Net assets, end of period (in millions)       $   33           $   26         $   27
11. Ratio of expenses to average net assets         0.70%(7,9)       0.65%(7)       0.75%(7,8)
12. Ratio of net investment income
    to average net assets                           5.43%            5.20%          4.58%
13. Portfolio turnover rate                          164%             160%           124%
--------------------------------------------------------------------------------------------

(1)  Fiscal period from January 1, 1992 to October 31, 1992.
(2)  Fiscal period from July 26, 1991 (inception) to December 31, 1991.
(3)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(4)  Fiscal period from May 3, 1993 (inception) to October 31, 1993.


(5) The ratio of expenses to average net assets was 1.22% in 1995, 1.15% in 1994, 1.09% in 1993, 1.32% in 1992 and 1.39% in 1991 before waiver of certain Fund expenses.
(6) The ratio of expenses to average net assets was 1.23% in 1995, 1.15% in 1994, 1.40% in 1993 and 2.50% in 1992 before waiver of certain Fund expenses.
(7) The ratio of expenses to average net assets was 1.31% in 1995, 1.41% in 1994 and 1.60% in 1993 before waiver of certain Fund expenses.


(8) The ratio of expenses to average net assets reflects the Fund's previous expense limit of 1.00%. This limit was reduced to .65% as of August 1, 1993.
(9) Expense ratios for the fiscal year ended October 31, 1995, do not reflect expense reductions from interest earned on invested cash balances held with the Funds' custodian, which reduced the expense ratio of each Fund to 0.65%.

UNDERSTANDING THE FINANCIAL HIGHLIGHTS


This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.


Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a Fund's shares over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period.

Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

THE FUNDS IN DETAIL

To help you decide which Fund is appropriate for you, this section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the risk spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you.

THE JANUS GROWTH FUNDS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH FUNDS

Investment Objective: ........................................ Growth of Capital
Primary Holdings: ................................................ Common Stocks
Shareholder's Investment Horizon: .................................... Long-Term

--------------------------------------------------------------------------------
A SHAREHOLDER'S INVESTMENT HORIZON IS THE AMOUNT OF TIME YOU SHOULD PLAN TO HOLD YOUR INVESTMENT IN A FUND TO MAXIMIZE THE POTENTIAL FOR REALIZING THE FUND'S OBJECTIVE.
--------------------------------------------------------------------------------

JANUS FUND

The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective by investing in common stocks of companies of any size. Janus Fund was first offered to the public in 1970 and has the largest asset base of the Funds. This Fund generally invests in larger, more established issuers.

JANUS TWENTY FUND

The investment objective of this Fund is long-term growth of capital. It is a non-diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks.

JANUS ENTERPRISE FUND


The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 29, 1995, the MidCap Index included companies with capitalizations between approximately 118 million to 7.5 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.


JANUS MERCURY FUND

The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by investing in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

JANUS WORLDWIDE FUND

The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

JANUS OVERSEAS FUND

The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

TYPES OF INVESTMENTS

Each of the Growth Funds invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Fund's assets invested in common stocks will vary and each Fund may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 13. Each Fund may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996
opportunity for capital growth from such securities or to receive a return on idle cash. Debt and other income-producing securities that the Funds may purchase include those described with respect to Janus Flexible Income Fund on pages 11-12, except that the Growth Funds' investments in high-yield/high-risk securities will be less than 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.


Although Janus Worldwide Fund and Janus Overseas Fund are committed to foreign investing, all of the Growth Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Each of the Growth Funds may use futures, options and other derivatives for hedging purposes or as a means of enhancing return. See "Additional Risk Factors" on pages 14-15 for a discussion of the risks associated with foreign investing and derivatives. Some securities that the Funds purchase may be issued on a when-issued, delayed delivery or forward commitment basis.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS GROWTH FUNDS.

HOW ARE COMMON STOCKS SELECTED?

Each of the Growth Funds invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on a Growth Fund's investments will be incidental to its objective.

--------------------------------------------------------------------------------

ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


Generally, yes. Portfolio managers seek companies with earnings growth potential, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on pages 14-15.


--------------------------------------------------------------------------------

WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on pages 14-15.

--------------------------------------------------------------------------------

WHAT IS MEANT BY "MARKET CAPITALIZATION"?

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers. Janus Venture Fund, which is closed to new investors and is not offered by this Prospectus, emphasizes small-sized companies (companies with market capitalizations of less than $1 billion or annual gross revenues of less than $500 million).

--------------------------------------------------------------------------------

HOW DOES A DIVERSIFIED FUND DIFFER FROM A NONDIVERSIFIED FUND?

Diversification is a means of reducing risk by investing a Fund's assets in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Janus Twenty Fund, Janus Enterprise Fund and Janus Mercury Fund are nondiversified funds. See the risk spectrum on page 2 and "General Portfolio Policies" on page 13.

--------------------------------------------------------------------------------

HOW DO THE GROWTH FUNDS TRY TO REDUCE RISK?

Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value. A Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on pages 14-15. In addition, to the extent that a Fund holds a larger cash position, it may not participate in market declines to the same extent as if the Fund remained more fully invested in common stocks.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

THE JANUS COMBINATION FUNDS ARE DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

COMBINATION FUNDS

Investment Objective: ............... Growth of Capital; Some Emphasis on Income
Primary Holdings: ................ Common Stocks and Income-Producing Securities
Shareholder's Investment Horizon: .................................... Long-Term

JANUS GROWTH AND INCOME FUND

The investment objective of this Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities selected primarily for their income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances, this Fund may reduce the growth component of its portfolio to 25% of its assets.

JANUS BALANCED FUND

The investment objective of this Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS


The Combination Funds may invest in the types of investments previously described under "Growth Funds" on pages 8-9. The Funds may also invest in the types of income-producing securities described on pages 11-12 for Janus Flexible Income Fund except that their investments in junk bonds will be less than 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS COMBINATION FUNDS.

HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENT OF A COMBINATION FUND'S PORTFOLIO?

The Combination Funds may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. A Combination Fund may shift assets between the growth and income components of its portfolio based on its portfolio manager's analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then that Fund will place a greater emphasis on the growth component.

WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION FUNDS?

The growth component of the Combination Funds is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page
9. Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities for these Funds. The Combination Funds may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

--------------------------------------------------------------------------------

WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE COMBINATION FUNDS?

The income component of each Combination Fund may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and all types of debt securities. Income-producing securities are used to produce a more consistent total return than a portfolio manager may attain through investing solely in growth stocks. However, the Combination Funds are not designed to produce a consistent level of income.

--------------------------------------------------------------------------------

HOW DO THE COMBINATION FUNDS DIFFER FROM EACH OTHER?

Janus Growth and Income Fund places a greater emphasis on the growth objective. Because it generally invests more heavily in growth stocks than Janus Balanced Fund, its share price can be expected to fluctuate more. Janus Growth and Income Fund has historically derived a greater portion of its income from dividend-paying common stocks, while Janus Balanced Fund invests to a greater degree in debt securities and preferred stock.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

THE JANUS FIXED-INCOME FUNDS ARE DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

FIXED-INCOME FUNDS

Investment Objective:
  Janus Flexible Income Fund ...................................... Total Return
  Others ................................................................ Income
Primary Holdings: .................................. Income-Producing Securities
Shareholder's Investment Horizon:
  Janus Short-Term Bond Fund ....................... Short- to Intermediate-Term
  Others ............................................ Intermediate- to Long-Term

JANUS FLEXIBLE INCOME FUND

The  investment  objective  of this  Fund is to  obtain  maximum  total  return, consistent with preservation of capital. This Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Fund will invest at least 80% of its assets in income-producing securities.

Janus Flexible Income Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.


Janus Flexible Income Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 14-15.


JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND

The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in obligations of the U.S. government and its agencies and instrumentalities. Because of this emphasis, capital appreciation is not a significant investment consideration. This Fund may invest up to 20% of its net assets in commercial paper of U.S. issuers rated in the highest category by a nationally recognized statistical rating agency. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio maturity will be greater than three years and less than ten years.

JANUS SHORT-TERM BOND FUND

The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio maturity will not exceed three years .


Janus Short-Term Bond Fund will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Fund may invest in the types of securities previously described under Janus Flexible Income Fund except that its investments in high-yield/high-risk securities will not exceed 35% of net assets.


--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND IS DESIGNED FOR INVESTORS WHO SEEK A HIGHER AFTER-TAX YIELD THAN COMPARABLE INVESTING IN TAXABLE SECURITIES.

JANUS FEDERAL TAX-EXEMPT FUND

The investment objective of this Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. Because of this emphasis, capital appreciation is not a significant investment consideration. However, to the extent that capital gains are realized, they are subject to federal income tax. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax.

Municipal securities in which the Fund may invest include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, certificates of participation (not to exceed 10% of assets), inverse floaters (not to exceed 5% of assets), instruments with demand features, tender option bonds and standby commitments.

At times, this Fund may invest more than 25% of its assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may invest more than 25% of its assets in industrial development bonds.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

TYPES OF INVESTMENTS


Subject to the specific investment policies of each Fund discussed above, the Fixed-Income Funds may also invest in mortgage- and asset-backed securities (unlimited for Janus Flexible Income Fund and up to 25% of assets for the others Funds); zero coupon bonds (up to 10% of assets for each Fund);
high-yield/high-risk securities (less than 35% of net assets for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund; unlimited for Janus Flexible Income Fund); securities purchased on a when-issued, delayed delivery or forward commitment basis; and indexed/structured securities. In addition, each Fund may use futures, options and other derivatives for hedging purposes or for other purposes, such as enhancing return. See "Additional Risk Factors" on pages 14-15. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Fund may increase and the Fund may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 13.


THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS FIXED-INCOME FUNDS.

HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A fundamental risk associated with any fund that invests in fixed-income securities (e.g, a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted maturity and its duration are measures of how the fund may react to interest rate changes.

WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED MATURITY"?

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average-weighted maturity. This number is calculated by averaging the terms to maturity of bonds held by a Fund with each maturity "weighted" according to the percentage of net assets that it represents.

--------------------------------------------------------------------------------

WHAT IS MEANT BY A FUND'S "DURATION"?


A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.


--------------------------------------------------------------------------------

HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

Each Fixed-Income Fund may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on pages 14-15.

WHAT IS MEANT BY "CREDIT QUALITY"?

Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

--------------------------------------------------------------------------------

HOW IS CREDIT QUALITY MEASURED?

Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

--------------------------------------------------------------------------------

WHAT ARE THE TAX ADVANTAGES OF INVESTING IN JANUS FEDERAL TAX-EXEMPT FUND?

Most regular income dividends you receive from Janus Federal Tax-Exempt Fund generally will not be subject to federal income tax. Additionally, your state may not tax the portion of this Fund's income derived from obligations issued by your state (if any). Capital gains distributed by this Fund are taxable to you. See "Distributions" and "Taxes" on pages 24-25. The higher your income tax level is, the more you will benefit from tax exempt investing.

--------------------------------------------------------------------------------

HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER?

The chart on page 13 shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and average maturity of the securities in which they invest.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION

When a  Fund's  portfolio  manager  believes  that  market  conditions  are  not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). Janus Federal Tax-Exempt Fund may invest in such securities even though they may be federally taxable. When a Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

--------------------------------------------------------------------------------
                              Primary                              Interest Rate
                              Investment Type     Credit Risk      Risk
--------------------------------------------------------------------------------
Janus Flexible Income Fund    Corporate Bonds     High             High

Janus Intermediate            U.S. Government
  Gov't Securities Fund       Securities          Low              Moderate

Janus Short-Term
  Bond Fund                   Corporate Bonds     Moderate         Low

Janus Federal                 Municipal
  Tax-Exempt Fund             Securities          Moderate         High
--------------------------------------------------------------------------------

DIVERSIFICATION

The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds (except Janus Twenty Fund, Janus Enterprise Fund and Janus Mercury Fund) qualify as diversified funds under the 1940 Act. The Funds are subject to the following diversification requirements:

o As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 50% of the total assets of Janus Twenty Fund, Janus Enterprise Fund and Janus Mercury Fund and 75% of the total assets of the other Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o    No Fund will invest more than 25% of its assets in a single issuer.

INDUSTRY CONCENTRATION

As a fundamental policy, no Fund will invest more than 25% of its total assets in any particular industry. This policy does not apply to U.S. government securities and municipal obligations issued by governments or their subdivisions because the issuers of those securities are not considered a part of any industry.

PORTFOLIO TURNOVER

Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Funds' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING

Each Fund may borrow money and lend securities or other assets, as follows:

o Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996
currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (Standard & Poor's and Moody's). Please refer to Appendix B for a description of bond rating categories. The Funds expect that holdings of lower quality securities, if any, will consist primarily of bonds rated in the highest two tiers of non-investment grade securities.


The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.


The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Funds must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Funds may have to sell securities to have sufficient cash to pay the dividends.


SPECIAL SITUATIONS

Each Fund (except Janus Intermediate Government Securities Fund) may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services may be modified or discontinued without shareholder approval.

HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading our  Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
To open a new account ..............................................   $2,500
To open a new retirement or UGMA/UTMA account ......................   $  500
To open a new account with an Automatic Investment Program..........   $  500**
To add to any type of an account ...................................   $  100

*The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
**There is a $100 minimum subsequent investment.
--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP

If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application included with this Prospectus:

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 591/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 701/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of the following addresses:

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

INVESTOR SERVICE CENTERS

Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

MINIMUM INVESTMENT POLICIES


ACCOUNTS ESTABLISHED AFTER FEBRUARY 18, 1996

Any account opened after February 18, 1996, must meet minimum investment requirements described at page 16.

ACCOUNTS ESTABLISHED ON OR BEFORE FEBRUARY 18, 1996


o The minimum investment requirement remains at $1,000 ($250 for retirement accounts and UGMA/UTMA accounts) for these accounts only.

o There is no minimum initial investment requirement for Automatic Monthly Investment Program participants that continue to make subsequent automatic investments of at least $50.

o Subsequent investments (other than automatic monthly investments) must meet the $100 minimum.

ALL ACCOUNTS


Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 annual maintenance fee (or the value of the account if less than $10) from accounts with values below the minimums described above or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued and the $10 fee assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


HOW TO PURCHASE SHARES

PAYING FOR SHARES

When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus Funds.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL

Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE


This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.


BY WIRE

Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS

Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    AUTOMATIC MONTHLY INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996
     to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.


o    PAYROLL DEDUCTION
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

o    BY SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 19.

BY TELEPHONE

All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE

As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges.

If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES

o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.


o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.


o You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges) free of charge. The Funds reserve the right to have a $5 transaction fee automatically deducted from your account for each additional exchange.

o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

o Be sure that you read the prospectus for the Fund into which you are exchanging.

o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds.

o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account.

QUICK ADDRESS AND TELEPHONE REFERENCE

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

Janus Investor Services    1-800-525-3713
To speak to a service representative

JETS(R)    1-800-525-6125
For 24-hour access to account and Fund information.

TDD      1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

Janus QuotelineSM 1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

Janus Literature Line      1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests on page 19.

BY TELEPHONE

Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

SWPs allow you to redeem a specific dollar amount from your account on a regular basis. For more information on SWPs or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    BY CHECK
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

o    ELECTRONIC TRANSFER
     If you have established this option, your redemption proceeds will be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.

o    BY WIRE
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 17 and must include the following information:

o    the name of the Fund(s)
o    the account number(s)
o    the amount of money or number of shares being redeemed
o    the name(s) on the account
o    the signature(s) of all registered account owners
o    your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

o UGMA or UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.

o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 591/2) or premature (before age 591/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. NAV per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SIGNATURE GUARANTEE

In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

o    The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE SERVICE (JETS(R))

JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks or to exchange your shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other qualified plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. The Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. The Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES

Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise detrimental to the Funds.

TELEPHONE TRANSACTIONS

You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of exchanges, calling the JETS line.

TEMPORARY SUSPENSION OF SERVICES

The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES

To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in our Automatic Monthly Investment Program and invest on a monthly basis, you will receive quarterly confirmation statements unless monthly statements are requested. Fixed-Income Fund Investors will receive quarterly confirmations of dividends. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

MANAGEMENT OF THE FUNDS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL


James P. Craig, III is Chief Investment Officer of Janus Capital. He is also Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 through December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.


--------------------------------------------------------------------------------

James P. Goff is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed this Fund since its inception and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Helen Young Hayes is Executive Vice President and portfolio manager of Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Warren B. Lammert is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception and Janus Balanced Fund from its inception to December 1993. He has also co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Thomas F. Marsico is Executive Vice President and portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Mr. Marsico has managed Janus Growth and Income Fund since its inception and Janus Twenty Fund since March 1988. He holds a Bachelor of Arts in Biology from the University of Colorado and Master of Business Administration in Finance from the University of Denver.

--------------------------------------------------------------------------------


Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996. Mr. Rollins joined Janus Capital in 1990 and has gained experience as a fixed income trader and equity research analyst prior to assuming management responsibility for Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.


--------------------------------------------------------------------------------

Sandy R. Rufenacht is Executive Vice President and portfolio manager of Janus Intermediate Government Securities Fund and Janus Short-Term Bond Fund. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management of these funds in January 1996. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

--------------------------------------------------------------------------------

Scott W. Schoelzel is Executive Vice President and portfolio manager of Janus Olympus Fund.+ Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment partnership). He holds a Bachelor of Arts in Business from Colorado College.

--------------------------------------------------------------------------------

Ronald V. Speaker is Executive Vice President and portfolio manager of Janus Flexible Income Fund, which he has managed since December 1991. Mr. Speaker joined Janus Capital in 1986 and also manages Janus High-Yield Fund.+ He previously managed Janus Intermediate Government Securities Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Darrell W. Watters is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since January 1996. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor of Arts in Economics from Colorado State University.

--------------------------------------------------------------------------------
+Janus Olympus Fund and Janus High-Yield Fund commenced operations on December 29, 1995, and are offered by separate prospectuses.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

Each Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                                       Average Daily Net            Annual Rate     Expense Limit
Fee Schedule                                           Assets of Fund               Percentage (%)  Percentage (%)
------------------------------------------------------------------------------------------------------------------
Growth Funds and Combination Funds                     First $ 30 Million           1.00            None+
                                                       Next $270 Million             .75
                                                       Next $200 Million             .70
                                                       Over $500 Million             .65

Janus Flexible Income Fund                             First $300 Million            .65            1.00*
                                                       Over $300 Million             .55

Janus Short-Term Bond Fund                             First $300 Million            .65             .65*
                                                       Over $300 Million             .55

Janus Intermediate Government Securities Fund          First $300 Million            .50             .65*
                                                       Over $300 Million             .40

Janus Federal Tax-Exempt Fund                          First $300 Million            .60             .65*
                                                       Over $300 Million             .55
------------------------------------------------------------------------------------------------------------------


*Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits. Janus Capital may modify or terminate the waiver at any time upon 90 days' notice to the Trustees. You will be notified of any changes in these limits.

+Janus Capital will waive certain fees and expenses to the extent that total expenses exceed regulatory limits imposed by state securities regulators.



Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedules. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.

PERSONAL INVESTING

Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts, subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with administrative and other services.

Domestic Custodian
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105

Foreign Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

Distributor
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries  of  Janus  Capital.   Investors   Fiduciary  Trust  Company  is  a
wholly-owned subsidiary of State Street Bank and Trust Company.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

OTHER INFORMATION

ORGANIZATION

The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 18 separate series, three of which currently offer two classes of shares. Janus Fund became a series of the Trust on June 16, 1986. Janus Twenty Fund, Janus Flexible Income Fund and Janus Intermediate Government Securities Fund became series of the Trust on August 7, 1992. All other Funds have been series of the Trust since their inceptions. This Prospectus describes twelve series of the Trust; the other series are offered by separate prospectuses.


SHAREHOLDER MEETINGS

The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS

The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
DISTRIBUTIONS

THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.
--------------------------------------------------------------------------------

DISTRIBUTION SCHEDULE

                         Dividends                                    Capital Gains
---------------------------------------------------------------------------------------------------
Growth Funds             Declared and paid in December                Declared and paid in December

Combination Funds        Declared and paid in March, June,            Declared and paid in December
                         September and December

Fixed-Income Funds*      Declared daily and paid as of the last       Declared and paid in December
                         business day of each month
---------------------------------------------------------------------------------------------------

*While distributions for these Funds are paid monthly, the income dividends for these Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. An investor will begin accruing income dividends the day after the purchase is effective. If shares are redeemed, the investor will receive all dividends accrued through the day of the redemption.

HOW DISTRIBUTIONS AFFECT A FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations.

"BUYING A DIVIDEND"

If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

Janus Federal Tax-Exempt Fund anticipates that substantially all of its income dividends will be exempt from federal income tax, although it may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent the Fund earns such income shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Fund will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

TAXATION OF THE FUNDS

Dividends, interest and some capital gains received by a Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

--------------------------------------------------------------------------------

PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth and Combination Funds generally measure performance in terms of total return, while the Fixed-Income Funds generally use yield.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

Tax-equivalent yield or total return (for Janus Federal Tax-Exempt Fund) shows the before-tax yield or total return that an investor would have to earn to equal the Fund's tax-free yield or total return. It is calculated by dividing a Fund's tax-free yield by the result of one minus a stated federal tax rate.

THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

APPENDIX A

GLOSSARY OF INVESTMENT TERMS


This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.


I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Certificates of Participation ("COPs") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.


Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.


Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard &Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996
security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.


Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996
instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD &POOR'S RATINGS SERVICES

BOND RATING    EXPLANATION
--------------------------------------------------------------------------------
Investment Grade
AAA            Highest  rating;  extremely  strong capacity to pay principal and interest.
AA             High quality; very strong capacity to pay principal and interest.
A              Strong  capacity to pay  principal  and  interest;  somewhat more susceptible to the adverse effects of changing  circumstances and economic conditions.
BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection  parameters,  but adverse economic conditions or  changing  circumstances  more  likely  to lead to a  weakened capacity to pay  principal  and  interest  than for higher  rated bonds.
Non-Investment Grade
BB,B,          Predominantly  speculative with respect to the issuer's  capacity
CCC,CC,C       to meet  required  interest and principal  payments.  BB - lowest degree of  speculation;  C - the highest  degree of  speculation.
               Quality  and  protective   characteristics  outweighed  by  large
               uncertainties or major risk exposure to adverse conditions.
D              In default.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.

Investment Grade
Aaa            Highest quality, smallest degree of investment risk.
Aa             High  quality;   together  with  Aaa  bonds,   they  compose  the
               high-grade bond group.
A              Upper-medium   grade  obligations;   many  favorable   investment
               attributes.
Baa            Medium-grade  obligations;  neither  highly  protected nor poorly secured.  Interest and principal  appear adequate for the present but  certain  protective  elements  may  be  lacking  or  may  be unreliable over any great length of time.
Non-Investment Grade
Ba             More uncertain, with speculative elements. Protection of interest and principal  payments not well safeguarded  during good and bad times.
B              Lack  characteristics  of desirable  investment;  potentially low
               assurance   of  timely   interest  and   principal   payments  or
               maintenance of other contract terms over time.
Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca             Speculative  in a high degree;  could be in default or have other marked shortcomings.
C              Lowest-rated;   extremely   poor   prospects  of  ever  attaining
               investment standing.
--------------------------------------------------------------------------------

Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

During the fiscal period ended October 31, 1995, the percentage of securities holdings for Janus Flexible Income Fund by rating category based upon a weighted monthly average was:

              Bonds - S&P Rating           Janus Flexible Income Fund

              AAA                                                 17%
              AA                                                   0%
              A                                                   15%
              BBB                                                 27%
              BB                                                  13%
              B                                                   23%
              CCC                                                  1%
              CC                                                   0%
              C                                                    0%
              Preferred Stock                                      1%
              Cash and Options                                     3%
              -------------------------------------------------------
              TOTAL                                              100%
              -------------------------------------------------------

No other Fund held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended October 31, 1995.


JANUS FUNDS COMBINED PROSPECTUS                                FEBRUARY 18, 1996

CONTENTS

THE FUND AT A GLANCE
Brief description of the Fund .............................................    1
EXPENSE INFORMATION
The Fund's annual operating expenses ......................................    1
Financial Highlights - a summary of financial data ........................    2
THE FUND IN DETAIL
The Fund's Investment Objective ...........................................    3
Types of Investments ......................................................    3
General Portfolio Policies ................................................    4
Additional Risk Factors ...................................................    5
PERFORMANCE TERMS
An Explanation of Performance Terms .......................................    6
SHAREHOLDER'S MANUAL
Types of Account Ownership ................................................    7

How to Open Your Janus Account ............................................    8

Minimum Investment Policies ...............................................    8
How to Purchase Shares ....................................................    8
How to Exchange Shares ....................................................    9
How to Redeem Shares ......................................................    9
  SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JETS(R) ...................................................................   11
Transactions Through Processing Organizations .............................   11
Taxpayer Identification Number ............................................   11
Share Certificates ........................................................   11
Involuntary Redemption ....................................................   11
Telephone Transactions ....................................................   11
Making Changes to Your Account ............................................   11
Statements and Reports ....................................................   11
MANAGEMENT OF THE FUND
Investment Adviser and Portfolio Managers .................................   12
Management Expenses .......................................................   12
Portfolio Transactions ....................................................   13
Other Service Providers ...................................................   13
Other Information .........................................................   13
DISTRIBUTIONS AND TAXES
Distributions .............................................................   14
Taxes .....................................................................   14
APPENDIX A
Glossary of Investment Terms ..............................................   15


                                     [LOGO]
                               JANUS VENTURE FUND

                              100 Fillmore Street
                             Denver, CO 80206-4923
                                 1-800-525-3713

                               February 18, 1996




Janus Venture Fund (the "Fund") is a no-load, diversified mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities of small-sized companies.


THE FUND HAS DISCONTINUED PUBLIC SALES OF ITS SHARES TO NEW INVESTORS, BUT SHAREHOLDERS WHO MAINTAIN OPEN FUND ACCOUNTS ARE STILL ABLE TO MAKE INVESTMENTS IN THE FUND AND REINVEST ANY DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. CURRENT SHAREHOLDERS MAY ALSO OPEN ADDITIONAL FUND ACCOUNTS UNDER CERTAIN CONDITIONS. IF A FUND ACCOUNT IS CLOSED, HOWEVER, ADDITIONAL INVESTMENTS IN THE FUND MAY NOT BE POSSIBLE. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 7. The Fund may resume sale of its shares to new investors in the future, although it has no current intention to do so.

The Fund is a portfolio of Janus Investment Fund (the "Trust"), which is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Fund that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 18, 1996, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Fund at the address or phone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

THE FUND AT A GLANCE

INVESTMENT OBJECTIVE:

The Fund seeks capital appreciation.

PRIMARY HOLDINGS:


A diversified fund that invests primarily in common stocks with an emphasis on securities of small-sized companies.


SHAREHOLDER'S INVESTMENT HORIZON:


The Fund is designed for long-term investors who seek capital appreciation and who can tolerate the greater risks associated with investments in foreign and domestic common stocks. The Fund is not designed as a short-term trading vehicle and should not be relied upon for short-term financial needs.


FUND ADVISER:

Janus Capital Corporation ("Janus Capital") serves as the Fund's investment adviser. Janus Capital has been in the investment advisory business for over 25 years and currently manages more than $30 billion in assets.

FUND MANAGERS:

James P. Goff
Warren B. Lammert

FUND INCEPTION:

April 30, 1985


EXPENSE INFORMATION

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

     Maximum sales load imposed on purchases                None
     Maximum sales load imposed on reinvested dividends     None
     Deferred sales charges on redemptions                  None
     Redemption fees*                                       None
     Exchange fee**                                         None

* There is an $8 service fee for redemptions by wire.
**You may be charged a $5 transaction fee for excessive exchanges. See "How to Exchange Shares" on page 9.


ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

Management Fee                     0.68%
Other Expenses                     0.24%
Total Fund Operating Expenses      0.92%


(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal period ended October 31, 1995.


EXAMPLE


                                             1 Year   3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
Assume you invest $1,000, the Fund
returns 5% annually and its expense
ratio remains as listed above. This example
shows the operating expenses that
you would indirectly bear as an
investor in the Fund.                          $9       $29     $51      $113
--------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Fund's financial statements since October 1, 1990. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI. The Fund's financial statements for fiscal periods prior to October 1, 1990 were audited by other independent accountants whose reports are not included in the Annual Report. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized.

                                                1995             1994          1993        1992(1)      1992(2)       1991(2)
-----------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $52.86           $53.25        $47.74        $45.96       $45.05        $37.90
    Income from investment operations:
 2. Net investment income                       0.05             0.11          0.66          0.17         0.36          0.44
 3. Net gains or (losses) on securities
    (both realized and unrealized)              9.49             4.40          6.72          1.61         4.23          7.71
 4. Total from investment operations            9.54             4.51          7.38          1.78         4.59          8.15
    Less distributions:
 5. Dividends (from net investment income)     (0.03)           (0.53)        (1.16)         --          (0.25)        (0.11)
 6. Distributions (from capital gains)         (2.84)           (4.37)        (0.71)         --          (3.43)        (0.89)
 7. Total distributions                        (2.87)           (4.90)        (1.87)         --          (3.68)        (1.00)
 8. Net asset value, end of period            $59.53           $52.86        $53.25        $47.74       $45.96        $45.05
 9. Total return                               19.24%            9.23%        15.76%         3.87%        9.90%        22.28%
10. Net assets, end of period (in millions)   $1,753           $1,550        $1,837        $1,545       $1,510        $  893
11. Ratio of expenses to average net assets     0.92%(3)         0.96%         0.97%         1.07%        1.00%         1.04%
12. Ratio of net investment income
    to average net assets                       0.29%            0.27%         1.29%         1.32%        1.20%         2.10%
13. Portfolio turnover rate                      113%             114%          139%          124%         166%          167%
-----------------------------------------------------------------------------------------------------------------------------

                                                   1990(2)     1989(2)     1988(2)     1987(2)     1986(2)
----------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period           $36.97      $28.11      $34.63      $30.78      $24.17
    Income from investment operations:
 2. Net investment income                            0.28        0.33        1.50        0.12        0.11
 3. Net gains or (losses) on securities
    (both realized and unrealized)                   3.44       10.05       (3.70)       6.25        7.88
 4. Total from investment operations                 3.72       10.38       (2.20)       6.37        7.99
    Less distributions:
 5. Dividends (from net investment income)          (0.44)      (1.52)      (0.15)      (0.19)      (0.18)
 6. Distributions (from capital gains)              (2.35)       --         (4.17)      (2.33)      (1.20)
 7. Total distributions                             (2.79)      (1.52)      (4.32)      (2.52)      (1.38)
 8. Net asset value, end of period                 $37.90      $36.97      $28.11      $34.63      $30.78
 9. Total return                                    10.46%      38.73%      (4.56%)     22.76%      35.26%
10. Net assets, end of period (in millions)        $  256      $   58      $   34      $   46      $   31
11. Ratio of expenses to average net assets          1.16%       1.28%       1.41%       1.44%       1.90%
12. Ratio of net investment income
    to average net assets                            1.24%       1.10%       5.11%       0.40%       1.47%
13. Portfolio turnover rate                           184%        219%        299%        250%        248%
----------------------------------------------------------------------------------------------------------

(1)  Fiscal period from August 1, 1992 to October 31, 1992.
(2)  The Fund's prior fiscal year ended on July 31st of each year.


(3) The Fund's expenses may be reduced through the use of brokerage commissions and uninvested cash balances earning interest with the Fund's custodian. The expense ratio for the fiscal period ended October 31, 1995, does not reflect expense reductions, which reduced the ratio of expenses to average net assets to 0.91%.


UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Fund's Annual Report contains additional information about the Fund's performance, including a comparison to an appropriate securities index. For a copy of the Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of the Fund. It is computed by adding the value of all of the Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial
Highlights table represents the change in value of the Fund's shares over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by the Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that the Fund paid from net investment income.

Net gain or (loss) on securities is the per share increase or decrease in value of the securities the Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that the Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purpose of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. THE FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLE.

Ratio of expenses to average net assets is the total of the Fund's operating expenses divided by its average net assets for the stated period.

Ratio of net investment income to average net assets is the Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of the Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Fund's portfolio securities.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

THE FUND IN DETAIL

This section takes a closer look at the Fund's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques and refer to Appendix A for a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Fund's investment objective, are not fundamental and may be changed by the Fund's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you.

INVESTMENT OBJECTIVE


The investment objective of the Fund is capital appreciation. The Fund pursues its objective by normally investing at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized for the purposes of this policy. Subject to the above policy, the Fund may also invest in larger companies.


TYPES OF INVESTMENTS


The Fund invests primarily in common stocks with an emphasis on securities of small-sized companies. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. The Fund may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities. Debt securities that the Fund may purchase include corporate bonds and debentures (less than 35% of net assets in high-yield/high-risk securities); mortgage- and asset-backed securities (not to exceed 25% of assets); zero-coupon bonds (not to exceed 10% of assets); indexed/structured notes; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Fund may also invest in short-term debt securities, including money market funds managed by Janus Capital, as a means of receiving a return on idle cash.


When the Fund's portfolio managers believe that market conditions are not favorable for profitable investing or when the portfolio managers are otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. When the Fund's cash position increases, it might not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

The Fund may invest without limit in foreign equity and debt securities. The Fund may use options, futures and other types of derivatives for hedging purposes or as a means of enhancing returns. See "Additional Risk Factors" on page 5. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE FUND.

HOW ARE COMMON STOCKS SELECTED?


The Fund may invest substantially all of its assets in common stocks to the extent its portfolio managers believe that the relevant market environment favors profitable investing in those securities. The portfolio managers generally take a "bottom up" approach to building the portfolio. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


--------------------------------------------------------------------------------


ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

Generally, yes. The portfolio managers seek companies with earnings growth potential, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 5.


--------------------------------------------------------------------------------

WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers, such as those in which the Fund invests, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors"on page 5.

--------------------------------------------------------------------------------

WHAT IS MEANT BY "MARKET CAPITALIZATION"?

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

HOW DOES THE FUND TRY TO REDUCE RISK?

Diversification of the Fund's assets reduces the effect of any single holding on its overall portfolio value. The Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Fund may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 5. To the extent that the Fund holds a larger cash position, it may not participate in market declines to the same extent as if it had remained more fully invested in common stocks.

GENERAL PORTFOLIO POLICIES

In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DIVERSIFICATION

The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Fund qualifies as a diversified fund under the 1940 Act and is subject to the following requirements:

o As a fundamental policy, the Fund may not own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 75% of its total assets, the Fund will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

o    The Fund will invest no more than 25% of its assets in a single issuer.

INDUSTRY CONCENTRATION

As a fundamental policy, the Fund will not invest more than 25% of its total assets in any particular industry. This policy does not apply to U.S. government securities.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund's portfolio whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fund's ability to engage in short-term trading if the security has been held for less than three months.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper.

BORROWING AND LENDING

The Fund may borrow money and lend securities or other assets, as follows:

o The Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o The Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, the Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

The Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. There is no assurance that such permission will be granted.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

ADDITIONAL RISK FACTORS

INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

The Fund may invest in companies that have relatively small revenues, have a small share of the market for their products or services, or have limited geographic or product markets. Small companies may lack depth of management, they may be unable to generate internally funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small companies held by the Fund may have limited trading markets that may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

SPECIAL SITUATIONS

The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but most foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. The Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fund intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fund may also use derivative instruments for non-hedging purposes such as seeking to increase the Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

The use of derivative instruments exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

Although the Fund believes the use of derivative instruments will benefit the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio manager's judgement proves incorrect.

When  the  Fund  invests  in a  derivative  instrument,  it may be  required  to segregate cash and other high-grade liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Fund expects that its holdings of lower quality securities, if any, will consist primarily of bonds rated in the highest two tiers of non-investment grade securities.


The value of lower quality securities generally is more dependent on the ability of the company to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. In addition, companies issuing high-yield securities may be more vulnerable to real or perceived economic changes, political changes or other developments adverse to the company and lower quality securities may have less liquid markets than higher quality securities. Investments in companies issuing high-yield securities are considered to be more speculative than higher quality investments.

Please refer to the SAI for a description of bond rating categories.

See Appendix A for risks associated with certain other investments.

--------------------------------------------------------------------------------

PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Fund generally measures performance in terms of total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

THE FUND IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services may be modified or discontinued without shareholder approval.

--------------------------------------------------------------------------------

Although the Fund has discontinued public sales of its shares to new investors, shareholders who maintain open accounts will be able to continue to purchase shares and reinvest any dividends and capital gains distributions in additional shares. In addition, the Fund will continue to accept new accounts which are opened under taxpayer identification numbers that are identical to those for existing Fund accounts.

Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund in the circumstances discussed under "Minimum Investment Policies" on page 8.

HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*

To open a new account                                            $2,500
To open a new retirement or UGMA/UTMA account                    $  500
To open a new account with an Automatic Investment Program       $  500**
To add to any type of an account                                 $  100

*The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
**There is a $100 minimum subsequent investment.
--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP

As discussed above, the Fund will accept new accounts opened under taxpayer identification numbers identical to those on current Fund accounts. You can establish the following types of accounts by completing the New Account Application included with this Prospectus:

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from retirement plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 591/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Fund. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under the age of 70 1/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

HOW TO OPEN YOUR JANUS ACCOUNT

If you are a current Fund shareholder and want to open another Fund account, complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of following addresses:

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

INVESTOR SERVICE CENTERS

Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

MINIMUM INVESTMENT POLICIES


ACCOUNTS ESTABLISHED AFTER FEBRUARY 18, 1996

Any account opened after February 18, 1996, must meet the minimum investment requirements described at page 7.

ACCOUNTS ESTABLISHED ON OR BEFORE FEBRUARY 18, 1996


o The minimum investment requirement remains at $1,000 ($250 for retirement accounts and UGMA/UTMA accounts) for these accounts only.

o There is no minimum initial investment requirement for Automatic Monthly Investment Program participants that continue to make subsequent automatic investments of at least $50.

o Subsequent investments (other than automatic monthly investments) must meet the $100 minimum.

ALL ACCOUNTS


Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 annual maintenance fee (or the value of the account if less than $10) from accounts with values below the minimums described above or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market fluctuations. It is expected that accounts will be valued and the $10 fee assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


HOW TO PURCHASE SHARES

PAYING FOR SHARES

When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on a U.S. bank and made payable to Janus Funds.

o If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

o If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

o    The Fund reserves the right to reject any specific purchase request.

If your purchase is cancelled you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL

Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE


This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.


BY WIRE

Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS

Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.


o    AUTOMATIC MONTHLY INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.



JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

o    PAYROLL DEDUCTION
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

o    BY SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 10.

BY TELEPHONE

All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE

As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges.

If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES

o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.

o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.

o You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges) free of charge. The Fund reserves the right to have a $5 transaction fee automatically deducted from your account for each additional exchange.

o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares you are exchanging are held in certificate form, you must return the certificate to the Fund prior to making any exchanges.

o    Be sure to read the prospectus for the fund into which you are exchanging.

o The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Fund.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

QUICK ADDRESS AND TELEPHONE REFERENCE

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

Janus Investor Services    1-800-525-3713
To speak to a service representative

JETS(R)    1-800-525-6125
For 24-hour access to account and fund information.

TDD      1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

Janus QuotelineSM 1-800-525-0024
For automated daily quotes on fund share prices, yields and total returns.

Janus Literature Line      1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS AND IF A TOTAL REDEMPTION IS MADE ADDITIONAL INVESTMENTS IN YOUR FUND ACCOUNT MIGHT NOT BE POSSIBLE.

If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests noted on page 10.

BY TELEPHONE

Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

SWPs allow you to redeem a specific dollar amount from your Fund account on a regular basis. For more information on SWPs or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    BY CHECK
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    ELECTRONIC TRANSFER
     If you have established this option, your redemption proceeds will be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

o    BY WIRE
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed on page 8 and must include the following information:

o    the name of the Fund
o    the account number
o    the amount of money or number of shares being redeemed
o    the name(s) on the account registration
o    the signature(s) of all registered account owners
o    your daytime telephone number

o SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

o UGMA or UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

o Trust: Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 591/2) or premature (before age 591/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session. NAV per share is calculated by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

JANUS ELECTRONIC TELEPHONE SERVICE (JETS(R))

JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks or to exchange your shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other qualified plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. A Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER

On your application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

SHARE CERTIFICATES

Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.


INVOLUNTARY REDEMPTION


The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise detrimental to the Fund.

TELEPHONE TRANSACTIONS

You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, or in the case of exchanges, calling the JETS line.

TEMPORARY SUSPENSION OF SERVICES

The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions or other shareholder services.

ADDRESS CHANGES

To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information call 1-800-525-3713.

STATEMENTS AND REPORTS

The Fund will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in our Automatic Monthly Investment Program and invest on a monthly basis, you will receive quarterly confirmation statements unless monthly statements are requested. Statements will be mailed quarterly unless you instruct the Fund otherwise. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

MANAGEMENT OF THE FUND

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

Janus Capital has served as investment adviser to certain series of the Trust since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL

James P. Goff is Executive Vice President and a co-manager of the Fund. Mr. Goff joined Janus Capital in 1988. He has managed Janus Enterprise Fund since its inception in September 1992 and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Warren B. Lammert is Executive Vice President and a co-manager of the Fund. Mr. Lammert joined Janus Capital in 1987. He has managed Janus Mercury Fund since its inception in May 1993 and Janus Balanced Fund from its inception in September 1992 to December 1993, and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

PERSONAL INVESTING

Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts, subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund or Janus Capital's other advisory clients. See the SAI for more detailed information.

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

The Fund pays Janus Capital a management fee which is accrued daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund's management fee schedule (expressed as an annual rate) is set out in the chart below.

Average Daily Net             Annual Rate
Assets of Fund                Percentage (%)
-------------------------------------------
First $ 30 Million            1.00%
Next $270 Million              .75%
Next $200 Million              .70%
Over $500 Million              .65%
-------------------------------------------


The actual management fee paid by the Fund for the fiscal year ended October 31, 1995 was 0.68% of the value of the Fund's average daily net assets. The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Janus Capital will reduce its advisory fee to the extent that Fund expenses exceed regulatory limits imposed by state securities regulators.



JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of the Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of the Fund as a factor in the selection of broker-dealers. The Fund's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Fund with administrative and other services.

Domestic Custodian
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105

Foreign Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

Distributor
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries  of  Janus  Capital.   Investors   Fiduciary  Trust  Company  is  a
wholly-owned subsidiary of State Street Bank and Trust Company.

OTHER INFORMATION

ORGANIZATION

The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 18 separate series three of which currently offer two classes of shares. The Fund became a series of the Trust on August 7, 1992. It was previously known as Janus Venture Fund, Inc., a Maryland corporation. All references in this Prospectus to the Fund prior to the above date are to its predecessor entities and all references after such date are to the series of the Trust.

The Trust currently offers the other 17 series by other prospectuses.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called specifically for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of just the Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF THE FUND

The Fund has discontinued sales of its shares because its management believes that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions. See the Shareholder's Manual beginning on page 7.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the Fund. The Fund's shareholders of record on April 30, 1992, and the initial shareholder(s) of all series of the Trust created after April 30, 1992, voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Fund is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
DISTRIBUTIONS

THE INTERNAL REVENUE CODE REQUIRES THE FUND TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. THE FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ARE DECLARED AND PAID IN DECEMBER.

HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations.

"BUYING A DIVIDEND"

If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Fund offers the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES


As with any investment, you should consider the tax consequences of investing in the Fund. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


TAXES ON DISTRIBUTIONS

Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

TAXATION OF THE FUND

Dividends, interest and some capital gains, received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by the Fund will be treated as an expense to the Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

APPENDIX A

GLOSSARY OF INVESTMENT TERMS


This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.


I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.


Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.


Common stock represents a share of ownership in a company, and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with a PFIC prior to the actual receipt of any such income.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes.


Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


Standby commitments are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996
government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Warrants are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero  coupon  bonds are debt  securities  that do not pay  interest  at  regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS VENTURE FUND PROSPECTUS                                  FEBRUARY 18, 1996

CONTENTS

FEE TABLE .................................................................    1
FINANCIAL HIGHLIGHTS ......................................................    2
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES ............................    3
INVESTMENT ADVISER AND ADMINISTRATOR ......................................    6
DISTRIBUTIONS AND TAXES ...................................................    7
PERFORMANCE ...............................................................    8
MISCELLANEOUS INFORMATION .................................................    8
SHAREHOLDER'S MANUAL
Types of Account Ownership ................................................    9
How to Open an Account ....................................................   10
Minimum Investment Policies ...............................................   10
How to Purchase Shares ....................................................   10
How to Exchange Shares ....................................................   11
How to Redeem Shares ......................................................   11
  SHAREHOLDER SERVICES AND ACCOUNT POLICIES
Check Writing Privilege ...................................................   13
JETS(R) ...................................................................   13
Transactions Through Processing Organizations .............................   13
Taxpayer Identification Number ............................................   13
Share Certificates ........................................................   13
Involuntary Redemptions ...................................................   13
Telephone Transactions ....................................................   13
Making Changes to Your Account ............................................   13
Statements and Reports ....................................................   13


                                     [LOGO]

                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                                INVESTOR SHARES

                              100 Fillmore Street
                             Denver, CO 80206-4923
                                 1-800-525-3713

                               February 18, 1996



Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually a "Fund" and collectively the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") to the general public. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company. Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Funds are no-load funds. They sell and redeem the Shares at net asset value without any sales charges, commissions or redemption fees. There are no Rule 12b-1 plans or deferred sales charges. There is a low minimum initial investment if shareholders choose the automatic monthly investing option described at page
10. The minimum initial investment is $2,500 ($500 for IRAs, most other retirement plans and Uniform Gifts/Transfers to Minors accounts) and the minimum subsequent investment is $100. An exchange program among other Janus funds is also available. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Manual beginning at page 9.

This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 18, 1996, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling the Funds at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES (Applicable to each Fund)

Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees*                                  None
Exchange Fee                                      None

* An $8 service fee may be charged for redemptions by wire.


ANNUAL OPERATING EXPENSES*
(Expressed as a percentage of average net assets)

                                                       Management Fee    Other Expenses   Total Operating Expenses
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund-Investor Shares                      0.10%            0.50%                0.60%
Janus Government Money Market Fund-Investor Shares           0.10%            0.50%                0.60%
Janus Tax-Exempt Money Market Fund-Investor Shares           0.10%            0.50%                0.60%
------------------------------------------------------------------------------------------------------------------


*The information in the table above is based on expenses for the fiscal period ended October 31, 1995, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.20%, 0.50% and 0.70%, respectively. See "Investment Adviser and Administrator" for a more detailed discussion of the fees. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees.


EXAMPLE


You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

                                                       1 Year   3 Years  5 Years  10 Years
------------------------------------------------------------------------------------------
Janus Money Market Fund-Investor Shares                 $6       $19      $33      $75
Janus Government Money Market Fund-Investor Shares      $6       $19      $33      $75
Janus Tax-Exempt Money Market Fund-Investor Shares      $6       $19      $33      $75
------------------------------------------------------------------------------------------



THE EXPENSES IN THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

FINANCIAL HIGHLIGHTS

The information below is for the period from February 15, 1995 (inception) to October 31, 1995. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements and their report is included in the Funds' Annual Report, which is incorporated by reference into the SAI. Expense and income ratios have been annualized while total returns have not been annualized.

                                                      Janus                     Janus                    Janus
                                                  Money Market      Government Money Market   Tax-Exempt Money Market
    Investor Shares                                   Fund                      Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $   1.00                 $   1.00                 $   1.00
    Income from investment operations:
 2. Net investment income                              .04                      .04                      .02
 3. Net gains or (losses) on securities
    (both realized and unrealized)                    --                       --                       --
 4. Total from investment operations                   .04                      .04                      .02
    Less distributions:
 5. Dividends (from net investment income)            (.04)                    (.04)                    (.02)
 6. Distributions (from capital gains)                --                       --                       --
 7. Total distributions                               (.04)                    (.04)                    (.02)
 8. Net asset value, end of period                $   1.00                 $   1.00                 $   1.00
 9. Total return                                      3.95%                    3.90%                    2.40%
10. Net assets, end of period (in thousands)      $643,219                 $119,307                 $ 67,479
11. Ratio of expenses to average net assets           0.60%(1)                 0.60%(1)                 0.60%(1)
12. Ratio of net investment income
    to average net assets                             5.56%                    5.40%                    3.38%
------------------------------------------------------------------------------------------------------------------------------------

(1)The ratio of expenses to average net assets was 0.70% before voluntary reduction of fees.


UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Report contains additional information about each Fund's performance. For a copy of the Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.
The Shares' NAV is expected to be $1.00.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) is the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) is the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period.

Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES

The investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit provided that the value of all securities held by a Fund that are issued or guaranteed by that institution does not exceed 10% of the Fund's total assets. In the case of Janus Tax-Exempt Money Market Fund, up to 25% of its assets may be invested without regard to the foregoing limitations. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

RATINGS.

High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in a Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

Janus Money Market Fund pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.


DEBT OBLIGATIONS.


The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption therefrom. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS.

The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996
assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS.

The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES.

The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES.

The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES.

U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (See "Taxable Investments").

MUNICIPAL SECURITIES.

The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996
a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists, that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES.

The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS.

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS.

The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES.

The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

VARIABLE AND FLOATING RATE SECURITIES.

The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996
by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indexes that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES.

Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS.

Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS.

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES.

Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING.

Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Funds do not currently intend to engage in securities lending. Each Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.


INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

Each Fund has a separate Investment Advisory Agreement with Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and by agreement with KCSI selects a majority of Janus Capital's Board.

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Until at least the period ending June 16, 1996, however, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

ADMINISTRATOR

Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Agreements include custody and transfer agency services. Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchase and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING

Janus Capital permits investment personnel to purchase and sell securities for their own accounts subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and Janus Capital's other advisory clients. See the SAI for more detailed information.

DISTRIBUTIONS AND TAXES


Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund or paid in cash at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

Shares purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.


The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market closes before 4:00 p.m.

The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996
such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.

From time to time in advertisements or sales material, the Funds may discuss the Shares' performance ratings or other information as published by recognized statistical or rating services, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Morningstar or by publications of general interest, such as Forbes or Money. In addition, the Funds may compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

MISCELLANEOUS INFORMATION

ORGANIZATION

Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers two classes of shares by separate prospectuses. The Shares offered by this Prospectus are available to the general public, while Institutional Shares of each Fund are available only to investors meeting the minimum investment requirement of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-525-3713.

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS

The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, provides transfer agency and shareholder services for the Funds.

Janus Distributors,  Inc. ("Janus  Distributors"),  100 Fillmore Street, Denver,
Colorado  80206-4923,   a  wholly-owned   subsidiary  of  Janus  Capital,  is  a
distributor of the Shares.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services may be modified or discontinued without shareholder approval.

HOW TO GET IN TOUCH WITH JANUS


If you have any questions while reading our  prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.


--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
To open a new account                                            $2,500
To open a new retirement or UGMA/UTMA account                      $500
To open a new account with an Automatic Investment Program         $500**
To add to any type of an account                                   $100

*The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

**There is a $100 minimum subsequent investment.
--------------------------------------------------------------------------------

TYPES OF ACCOUNT OWNERSHIP

If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application included with this prospectus:

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 591/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 701/2 with earned income to contribute up to the lesser of $2,000 or 100% of compensation annually. Please refer to the Janus Funds IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus Funds. Send all items to one of the following addresses:

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

Investor Service Centers
Janus Funds offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

MINIMUM INVESTMENT POLICIES


ACCOUNTS ESTABLISHED AFTER FEBRUARY 18, 1996

Any account opened after February 18, 1996, must meet minimum investment requirements described at page 9.

ACCOUNTS ESTABLISHED ON OR BEFORE FEBRUARY 18, 1996


o The minimum initial investment requirement remains at $1,000 ($250 for retirement accounts and UGMA/UTMA accounts) for these accounts only.

o There is no minimum investment requirement for Automatic Monthly Investment Program participants that continue to make subsequent automatic investments of at least $50.

o Subsequent investments (other than automatic monthly investments) must meet the $100 minimum.

ALL ACCOUNTS


Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 annual maintenance fee (or the value of the account if less than $10) from accounts with values below the minimums described above or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued and the $10 fee assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.


HOW TO PURCHASE SHARES

PAYING FOR SHARES

When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus Funds.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100. You may add to your account at any time through any of the following options:

BY MAIL

Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY WIRE

Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS

Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    AUTOMATIC MONTHLY INVESTMENT PROGRAM
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Investing" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

o    PAYROLL DEDUCTION
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

o    BY SYSTEMATIC EXCHANGE
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 12.

BY TELEPHONE

All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

BY SYSTEMATIC EXCHANGE

As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges.

EXCHANGE POLICIES

o Except for Systematic Exchanges, new accounts established by exchange must meet the $2,500 minimum, or be for the total account value if less than $2,500.

o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.

o You may make four exchanges out of each non-money market fund during a calendar year (exclusive of Systematic Exchanges) free of charge. You may be charged a transaction fee for exchanges in excess of this limit. There is currently no limit on exchanges out of the Shares described in this prospectus.

o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares in non-money market funds you are exchanging are held in certificate form, you must return the certificate to your fund prior to making any exchanges.

o Be sure that you read the prospectus for the Fund into which you are exchanging.

o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds.

o An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account. Because the Funds seek to maintain a stable net asset value per Share, it is not anticipated that a sale of Shares will produce a taxable gain or loss.

QUICK ADDRESS AND TELEPHONE REFERENCE

Regular Mail
Janus Funds
P.O. Box 173375
Denver, CO 80217-3375

Express or Certified Mail
Janus Funds
100 Fillmore Street
Denver, CO 80206-4923

Janus Investor Services    1-800-525-3713
To speak to a service representative

JETS(R)    1-800-525-6125
For 24-hour access to account and fund information.

TDD      1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

Janus QuotelineSM 1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

Janus Literature Line      1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests on page 12.

BY TELEPHONE


Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 on any business day from your account by simply calling 1-800-525-3713.


SYSTEMATIC WITHDRAWAL PLAN ("SWP")

SWPs allow you to redeem a specific dollar amount from your account on a regular basis. For more information on SWPs or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    BY CHECK
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    ELECTRONIC TRANSFER
     If you have established this option, your redemption proceeds will be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

o    BY WIRE
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next bank business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.


IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 10 and must include the following information:

o the name of the Fund(s)
o the account number(s)
o the amount of money or number of shares being redeemed
o the name(s) on the account
o the signature(s) of all registered account owners
o your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

o UGMA or UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.

o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 591/2) or premature (before age 591/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES


All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your purchase, redemption or exchange order must be received by the close of the regular trading session of the NYSE. The Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market closes before the NYSE. NAV per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SIGNATURE GUARANTEE

In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

o    The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

CHECK WRITING PRIVILEGE

Check writing privileges are available for all three Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling 1-800-525-3713. (There is no checkwriting privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. Checks may be written for any amount over but not less than $250 per check. Purchases made by check or the Automatic Monthly Investment program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

JANUS ELECTRONIC TELEPHONE SERVICE ("JETS")(R)

JETS,(R) our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain information on your account balance, to confirm your last transaction or the last dividend posted to your account, to order duplicate account or tax statements, to reorder checks or to exchange your Shares. JETS(R) can be accessed by calling 1-800-525-6125.
Calls on JETS(R) are limited to seven minutes.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other qualified plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. The Processing Organization may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. The Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES

Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

INVOLUNTARY REDEMPTIONS

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise detrimental to the Funds.

TELEPHONE TRANSACTIONS

You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of exchanges, calling the JETS line.

TEMPORARY SUSPENSION OF SERVICES

The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES

To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in our Automatic Monthly Investment Program and invest on a monthly basis, you will receive quarterly confirmations on dividends. Generally, a statement with tax information will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS MONEY MARKET FUNDS-INVESTOR SHARES PROSPECTUS            FEBRUARY 18, 1996

[LOGO]

                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                              Institutional Shares

                              100 Fillmore Street
                             Denver, CO 80206-4923
                                 (800) 29JANUS

                               February 18, 1996



Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company.

Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. The minimum initial investment is $250,000. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 10.


This prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated February 18, 1996, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling the Funds at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


CONTENTS

FEE TABLE .................................................................    2
FINANCIAL HIGHLIGHTS ......................................................    3
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES ............................    4
INVESTMENT ADVISER AND ADMINISTRATOR ......................................    7
DISTRIBUTIONS AND TAXES ...................................................    8
PERFORMANCE ...............................................................    9
MISCELLANEOUS INFORMATION .................................................    9
SHAREHOLDER'S GUIDE
How to Open an Account ....................................................   10
Purchasing Shares .........................................................   10
How to Exchange Shares ....................................................   11
How to Redeem Shares ......................................................   11
Special Shareholder Services and Other Information ........................   12


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES (Applicable to each Fund)

Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fees                                   None
Exchange Fee                                      None


ANNUAL OPERATING EXPENSES*
(Expressed as a percentage of average net assets)

                                                            Management Fee    Other Expenses   Total Operating Expenses
-----------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                   0.10%             0.05%                0.15%
Janus Government Money Market Fund - Institutional Shares        0.10%             0.05%                0.15%
Janus Tax-Exempt Money Market Fund - Institutional Shares        0.10%             0.05%                0.15%
-----------------------------------------------------------------------------------------------------------------------


*The information in the table above is based on expenses for the fiscal period ended October 31, 1995, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been 0.20%, 0.15% and 0.35%, respectively. Janus Capital may modify or terminate the waivers at any time upon 90 days' notice to the Trustees. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.

EXAMPLE


You would indirectly pay the following expenses on a $1,000 investment, assuming expense ratios remain as listed above and assuming a 5% annual return, with or without redemption at the end of each period:

                                                            1 Year   3 Years  5 Years  10 Years
-----------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                $2       $5       $8      $19
Janus Government Money Market Fund - Institutional Shares     $2       $5       $8      $19
Janus Tax-Exempt Money Market Fund - Institutional Shares     $2       $5       $8      $19
-----------------------------------------------------------------------------------------------



THE EXPENSES IN THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

FINANCIAL HIGHLIGHTS

The information below is for the period from April 14, 1995 (inception) to October 31, 1995. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements and their report is included in the Funds' Annual Report, which is incorporated by reference into the SAI. Expense and income ratios have been annualized while total returns have not been annualized.

                                                      Janus                 Janus                      Janus
                                                  Money Market      Government Money Market   Tax-Exempt Money Market
    Institutional Shares                              Fund                  Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $   1.00              $   1.00                   $   1.00
    Income from investment operations:
 2. Net investment income                              .03                   .03                        .02
 3. Net gains or (losses) on securities
    (both realized and unrealized)                    --                    --                         --
 4. Total from investment operations                   .03                   .03                        .02
    Less distributions:
 5. Dividends (from net investment income)            (.03)                 (.03)                      (.02)
 6. Distributions (from capital gains)                --                    --                         --
 7. Total distributions                               (.03)                 (.03)                      (.02)
 8. Net asset value, end of period                $   1.00              $   1.00                   $   1.00
 9. Total return                                      3.25%                 3.20%                      2.09%
10. Net assets, end of period (in thousands)      $304,952              $ 44,164                   $ 11,192
11. Ratio of expenses to average net assets           0.15%(1)              0.15%(1)                   0.15%(1)
12. Ratio of net investment income
    to average net assets                             5.86%                 5.75%                      3.82%
------------------------------------------------------------------------------------------------------------------------------------


(1) The ratio was .35% before voluntary reduction of fees.



JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES

The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit, provided that the value of all securities held by a Fund that are issued or guaranteed by that institution does not exceed 10% of the Fund's total assets. In the case of Janus Tax-Exempt Money Market Fund, up to 25% of its assets may be invested without regard to the foregoing limitations. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

RATINGS.

High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

Janus Money Market Fund pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.


DEBT OBLIGATIONS.


The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by the guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption therefrom. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS  OF FINANCIAL  INSTITUTIONS.

The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996
a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS.

The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES.

The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES.

The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES.

U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL  SECURITIES.

The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996
issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL  LEASES.

The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE  INVESTMENTS.

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS.

The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES.

The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

VARIABLE AND FLOATING RATE SECURITIES.

The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996
the duration and volatility standards of a money market fund.

MORTGAGE-  AND  ASSET-BACKED  SECURITIES.

Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE  AGREEMENTS.

Each Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE  REPURCHASE  AGREEMENTS.

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests, or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES.

Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING  AND LENDING.

Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Funds do not currently intend to engage in securities lending. Each Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the
Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Until at least the period ending June 16, 1996, however, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

ADMINISTRATOR

Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. At least for the period ending June 16, 1996, however, Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will be calculated at the annual rate of 0.05% of the value of each Fund's average daily net assets attributable to the Shares.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING

Janus Capital permits investment personnel to purchase and sell securities for their own accounts subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and Janus Capital's other advisory clients. See the SAI for more detailed information.

DISTRIBUTIONS AND TAXES


Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund or wired to a predesignated bank account at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

Shares purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for the Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

The Funds reserve the right to require purchase and redemption requests prior to these times on days when the bond market closes before 4:00 p.m. (New York time).


Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.

From time to time in advertisements or sales material, the Funds may discuss the Shares' performance ratings or other information as published by recognized statistical or rating services, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Morningstar or by publications of general interest, such as Forbes or Money. In addition, the Funds may compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

MISCELLANEOUS INFORMATION

ORGANIZATION

Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers two classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements, while Investor Shares of each Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Extended Services at 1-800-29JANUS.

SIGNIFICANT SHAREHOLDERS

As of December 1, 1995, the following individuals and/or corporations owned more than 25% of the Shares of the following Funds: Western Digital Corporation owned 35.23% of Janus Government Money Market Fund - Institutional Shares and Thomas
F. Marsico and The Gap, Inc. owned 41.66% and 58.34%, respectively, of Janus Tax-Exempt Money Market Fund - Institutional Shares. Thus, these shareholders may have power to control any vote of the Shares of the Fund.

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

VOTING RIGHTS

The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate Fund (or a separate class of shares) only if a matter affects or requires the vote of just that Fund (or those shares). Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service  Corporation,  P.O. Box 173375,  Denver,  Colorado  80217-3375,  a
wholly-owned   subsidiary  of  Janus  Capital,   provides  transfer  agency  and
shareholder services for the Funds.

Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4923, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

SHAREHOLDER'S GUIDE

HOW TO OPEN AN ACCOUNT

ESTABLISHING YOUR ACCOUNT

The Application enclosed with this Prospectus describes the options available to
you  as  an  institutional   shareholder  of  the  Funds.  After  reviewing  the
Application carefully, complete, sign and forward it to:

Via Regular Mail              Via Express Mail - Overnight Delivery
Janus Funds                   Janus Funds
P.O. Box 173375               100 Fillmore Street
Denver, CO 80217-3375         Denver, CO 80206-4923
Attn: Extended Services       Attn: Extended Services

Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 591/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

Please refer to the Janus Funds IRA booklet for complete information regarding IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-525-3713.

TAXPAYER IDENTIFICATION NUMBERS

On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition, to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

DISTRIBUTION OPTIONS

Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

You must establish a Fund account and receive an account number before making purchases by wire. Requests to purchase Janus Money Market Fund and Janus Government Money Market Fund received before 3:00 p.m. (New York time) on a business day will receive dividends declared on the purchase date. Requests to purchase Janus Tax-Exempt Money Market Fund must be received before 12:00 p.m. (New York time) on a business day in order to receive the dividend declared on the day of purchase. In addition, the Funds' transfer agent must receive payment in federal funds by 4:00 p.m. (New York time). The Funds reserve the right to require purchase requests and payments prior to these times on days when the bond market closes before 4:00 p.m. (New York time). Purchase orders received after these times will receive the dividend declared the following day.

WIRE INSTRUCTIONS:

Request your bank to transmit immediately available funds by wire for purchase of Shares to the Funds' custodian bank as follows:

United Missouri Bank, N.A., Kansas City, Missouri
ABA # 101000695
BNF = Janus Money Market Funds Account # 9870610000
For credit to:      Name of Shareholder:
                    Shareholder Account No.:
                    Name of Fund(s):

Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Extended Services Team at 1-800-29JANUS when you intend to make a wire purchase.

The Funds do not charge any fees for transactions by wire in Shares of the Funds.

Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT


The minimum initial investment in the Shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of exchanging into Investor Shares or having their Shares redeemed.



JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

NET ASSET VALUE


The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the New York Federal Reserve Bank are open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES

Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call the Janus Extended Services Team at 1-800-29JANUS.

HOW TO REDEEM SHARES

PARTIAL OR COMPLETE REDEMPTIONS


You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after your Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.


IN WRITING

To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

Via Regular Mail              Via Express Mail - Overnight Delivery
Janus Funds                   Janus Funds
P.O. Box 173375               100 Fillmore Street
Denver, CO 80217-3375         Denver, CO 80206-4923
Attn: Extended Services       Attn: Extended Services

The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

For IRA shareholders, written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 591/2) or premature (before age 591/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

BY TELEPHONE


Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and by 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund), a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market closes before 4:00 p.m. (New York time). There is no fee for redemptions by wire.


BY A FUND

Your account may be terminated by your Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, your Fund will notify you that you have 60 days to increase your account to the minimum required before redeeming your account.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

PORTFOLIO INFORMATION

You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

TELEPHONE INSTRUCTIONS

You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

ACCOUNT ADDRESS AND NAME CHANGES

To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

STATEMENTS AND REPORTS

Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.

TEMPORARY SUSPENSION OF SERVICES

The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.


JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS              FEBRUARY 18, 1996
                                       12